Shareholders’ Equity (Tables)	6 Months Ended
Mar. 31, 2024
Shareholders’ Equity [Abstract]
Schedule of Restricted Amounts are Paid-in-Capital and Statutory Reserves	As of March 31, 2024 and September 30, 2023, amounts restricted are the paid-in-capital and statutory reserve of Huadi PRC Subsidiaries as follows:
	March 31, 2024	September 30, 2023
Statutory reserves	$981,257	$874,518
Paid-in-capital	14,835,036	13,775,036
Total restricted net assets	$15,816,293	$14,649,554